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Household Finance Corporation
Household Revolving Home Equity Loan Trust 1996-2
Revolving Home Equity Loan Asset Backed Certificates - Series 1996-2
P & S Agreement Date:                                        November 1, 1996
Original Settlement Date:                                   November 26, 1996
Series Number of Class A-1 Certificates:                            441919AK3
Original Sale Balance:                                           $776,373,000
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Servicer Certificate                                            (Page 1 of 3)
Distribution Date:                                                   11/20/97

Investor Certificateholder Floating Allocation Percentage              97.32%
Investor Certificateholder Fixed Allocation Percentage                 97.32%
Aggregate Amount of  Collections                                31,087,410.35
     Aggregate Amount of  Interest Collections                   8,308,066.44
     Aggregate Amount of  Principal Collections                 22,779,343.91
Class A Interest Collections                                     8,085,260.71
Class A Principal Collections                                   21,203,310.83
Seller Interest Collections                                        222,805.73
Seller Principal Collections                                     1,576,033.08
Weighted Average Loan Rate                                             13.77%
Net Loan Rate                                                          12.77%
Weighted Average Maximum Loan Rate                                     18.65%
Class A-1 Certificate Rate                                            5.7650%
Maximum Investor Certificate Rate                                    12.7700%
Class A-1 Certificate Interest Distributed                       3,551,940.56
Class A-1 Investor Certificate Interest Shortfall before Draw            0.00
Unpaid Class A-1 Certificate Interest Shortfall Received                 0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining                0.00
Unpaid Class A-1 Carryover Interest Amount                               0.00
Maximum Principal Dist. Amount (MPDA)                           22,168,447.47
Alternative Principal Dist. Amount (APDA)                       21,203,310.83
Rapid Amortization Period? (Y=1, N=0)                                    0.00
Scheduled Principal  Distribution Amount (SPDA)                 21,203,310.83
Principal  allocable to Class A-1                               21,203,310.83
SPDA deposited to Funding Account                                        0.00
Subsequent Funding Mortgage Loans Purchased in Period                    0.00
Cumulative Subsequent Funding Mortgage Loans Purchased         135,722,113.20
Accelerated Principal Distribution Amount                                0.00
APDA allocable to Class A-1                                              0.00
Reimbursement to Credit Enhancer                                         0.00
Spread Trigger hit?                                                        No
Loss Trigger hit?                                                          No
Reduction in Certificate Principal Balance due to Current Class A-1
      Liquidation Loss Amount                                      471,094.06
Cumulative Investor Liquidation Loss Amount                        471,094.06
Total Principal allocable to A-1                                21,674,404.89
Beginning Class A-1 Certificate Principal Balance              715,495,958.74
Ending Class A-1 Certificate Principal Balance                 693,821,553.85
Pool Factor (PF)                                                    0.8936704
Retransfer Deposit Amount (non 2.07 transfers)                           0.00
Servicing Fees Distributed                                         599,564.47
Beg. Accrued and Unpaid Inv. Servicing Fees                              0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd                            0.00
End. Accrued and Unpaid Inv. Servicing Fees                              0.00
Number of Mortgage Loans Retransferred pursuant to 2.07                     0
Cumulative Number of Mortgage Loans Retransferred pursuant to 2.07          0
Mortgage Loans Retransferred pursuant to 2.07 ($)                        0.00
Cumulative Mortgage Loans Retransferred pursuant to 2.07 ($)             0.00
Aggregate Investor Liquidation Loss Amount                         471,094.06
Investor Loss Reduction Amount                                           0.00
Beginning Pool Balance                                         739,304,226.47
Ending Pool Balance                                            717,614,203.31

Servicer Certificate                                            (Page 2 of 3)
Distribution Date:                                                   11/20/97

Beginning Invested Amount                                      719,477,362.74
Ending Invested Amount                                         697,802,957.85
Beginning Seller Principal Balance                              19,826,863.73
Ending Seller Principal Balance                                 19,811,245.46
Additional Balances                                              1,576,033.08
Beginning Funding Account Balance                                        0.00
Ending Funding Account Balance                                           0.00
Ending Funding Account Balance % (before any purchase of Subsequent Loans or
      release to Certs.)                                                0.00%
Ending Funding Account Balance % (after purchase of Subsequent Loans or
      release to Certs.)                                                0.00%
Principal Balance of Subsequent Funding Loans Purchased in Period       $0.00
Principal Collections to purchase Additional Bal and/or paid to Cert.   $0.00
Investment Earnings on Funding Account                                  $0.00
Excess Funding Amount                                                   $0.00
Beginning Spread Account Balance                                 2,786,983.00
Ending Spread Account Balance                                    2,786,983.00
Beginning Seller Interest                                               2.68%
Ending Seller's Interest                                                2.76%
Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts                                                    1,496
    Trust Balance                                              52,850,773.22
   60 - 89 days (Del Stat 2)
     No. of Accounts                                                      276
     Trust Balance                                               9,830,208.89
   90+ (Del Stat 3+)
     No. of Accounts                                                      113
     Trust Balance                                              17,821,433.24
   REO
     No. of Accounts                                                       17
     Trust Balance                                                 735,962.34
Rapid Amortization Event ?                                                 No
   Failure to make payment within 5 Business Days of Required Date ?       No
   Failure to perform covenant relating to Trust's Security Interest ? No Failure to perform other covenants as described in the Agreement ? No
   Breach of Representation or Warranty ?                                  No
   Bankruptcy, Insolvency or Receivership relating to Seller ?             No
   Subject to Investment Company Act of 1940 Regulation ?                  No
   Servicing Termination ?                                                 No
   Aggregate of Credit Enhancement Draw Amounts exceed 1% of the Cut-off
      Balance and Pre-Funded Amou                                          No
Event of Default ?                                                         No
   Failure by Svcr to make payment within 5 Bus. Days of Required Date ? No Failure by Svcr to perform covenant relating to Trust's Security Int? No Failure by Svcr to perform other covenants as described in the Agreemt? No Bankruptcy, Insolvency or Receivership relating to Master Servicer ? No
   Trigger Event ?                                                         No
Policy Fee Distributed to Credit Enhancer (Paid directly from HFC)        N/A
Premium Distributed to Credit Enhancer                                   0.00
Amount Distributed to Seller                                     1,798,838.81
Master Servicer Credit Facility Amount                                   0.00
Guaranteed Principal Distribution Amount                                 0.00
Credit Enhancement Draw Amount                                           0.00
Spread Account Draw Amount                                               0.00
Capitalized Interest Account Draw                                        0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))                      0.00
Amount paid to Trustee                                                   0.00
Cumulative Draw under Policy                                             0.00
Net Yield                                                               5.78%
Total  Available Funds

Servicer Certificate                                            (Page 3 of 3)
Distribution Date:                                                   11/20/97

     Aggregate Amount of Collections                            31,087,410.35
     Deposit for principal not used to purchase subsequent loans         0.00
     Interest Earnings on the Funding Account                            0.00
     Total                                                      31,087,410.35
Application of Available Funds
     Servicing Fee                                                 599,564.47
     Prinicpal and Interest to Class A-1                        25,226,345.45
     Seller's portion of Principal and Interest                  1,798,838.81
     Funds deposited into Funding Account (Net)                          0.00
     Funds deposited into Spread  Account                                0.00
     Excess funds released to Seller                             3,462,661.62
     Total                                                      31,087,410.35

OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.


A Servicing Officer
Statement to Certificateholders             (Page 1 of 1)
Distribution Date:                                                   11/20/97

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)
Class A Certificateholder Floating Allocation Percentage             97.3182%
Class A Certificateholder Fixed Allocation Percentage                97.3182%
Beginning Class A-1 Certificate Balance                        715,495,958.74
Class A-1 Certificate Rate                                          5.765000%
Class A-1 Certificate Interest Distributed                           4.575044
Class A-1 Certificate Interest Shortfall Distributed                 0.000000
Remaining Unpaid Class A-1 Certificate Interest Shortfall            0.000000
Rapid Amortization Event ?                                                 No
Class A-1 Certificate Principal Distributed                         27.917515
   Maximum Principal Distribution Amount                            28.553862
   Scheduled Principal  Distribution Amount (SPDA)                  27.310727
   Accelerated Principal Distribution Amount                         0.000000
   Aggregate Investor Liquidation Loss Amount Distributed            0.606788
Total Amount Distributed to Certificateholders                      31.885771
Principal Collections deposited into Funding Account                     0.00
Ending Funding Account Balance                                           0.00
Ending Class A-1 Certificate Balance                           693,821,553.85
Class A-1 Factor                                                    0.8936704
Pool Factor (PF)                                                    0.8936704
Unreimbursed Liquidation Loss Amount                                       $0
Accrued Interest on Unreimbursed Liquidation Loss Amount                   $0
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount          $0
Class A Servicing Fee                                              599,564.47
Beginning Invested Amount                                      719,477,362.74
Ending Invested Amount                                         697,802,957.85
Beginning Pool Balance                                         739,304,226.47
Ending Pool Balance                                            717,614,203.31
Spread Account Draw Amount                                               0.00
Credit Enhancement Draw Amount                                           0.00
DELINQUENCY & REO STATUS
   30 - 59 days (Del Stat 1)
     No. of Accounts                                                    1,496
     Trust Balance                                              52,850,773.22
   60 - 89 days (Del Stat 2)
     No. of Accounts                                                      276
     Trust Balance                                               9,830,208.89
   90+ (Del Stat 3+)
     No. of Accounts                                                      113
     Trust Balance                                              17,821,433.24
   REO
     No. of Accounts                                                       17
     Trust Balance                                                 735,962.34
Aggregate Liquidation Loss Amount for Liquidated Loans             365,703.01
Class A-1 Certificate Rate for Next Distribution Date           To be updated
Amount of any Draws on the Policy                                        0.00
Subsequent Mortgage Loans
     No. of Accounts                                                     0.00
     Trust Balance                                                       0.00
     Cumulative No. of Accounts                                         4,332
     Cumulative Trust Balance                                  135,722,113.20
Retransferred Mortgage Loans pursuant to 2.07
    Number of Mortgage Loans Retransferred pursuant to 2.07                 0
    Cumulative Number of Mortgage Loans Retransferred pursuant to 2.07      0
    Mortgage Loans Retransferred pursuant to 2.07 ($)                    0.00
    Cumulative Mortgage Loans Retransferred pursuant to 2.07 ($)         0.00